                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               clickNsettle.com, Inc. (formerly NAM CORPORATION)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

        2) Aggregate Number of securities to which transaction applies:
           ---------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------

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        5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

           ---------------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------------

        3) Filing Party:

           ---------------------------------------------------------------------

        4) Date Filed:

           ---------------------------------------------------------------------

                             CLICKNSETTLE.COM, INC.
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021
                                 (516) 829-4343

                                                                October 27, 2000


Dear Shareholders:

        On behalf of the Board of Directors and management of clickNsettle.com, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on Thursday, December 14, 2000, at 11:30 a.m., at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

        The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, certain of our directors and executive officers will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is a Proxy Card and our Annual Report. This report describes our financial and operational activities.

        Whether or not you plan to attend the annual meeting, please complete, sign, and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

        We look forward to greeting our shareholders at the meeting.

                                        Sincerely,


                                        Roy Israel
                                        Chief Executive Officer, President,
                                        and Chairman of the Board

                             CLICKNSETTLE.COM, INC.
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 14, 2000

                                 --------------

TO THE SHAREHOLDERS OF
CLICKNSETTLE.COM, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of clickNsettle.com, Inc., a Delaware corporation (the "Company"), will be held at the main conference room at our principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021, on Thursday, December 14, 2000, at 11:30 a.m., for the following purposes:

        1. To elect directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

        2. To ratify the appointment of Grant Thornton LLP as our independent accountants for the fiscal year ending June 30, 2001;

        3. To consider and act upon a proposal to increase the number of shares of common stock authorized for issuance under our Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan (the "1996 Stock Option Plan"); and

        4. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on October 27, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of our common stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at our offices at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021 for ten (10) days prior to December 14, 2000.

        Whether or not you plan to attend the Annual Meeting, please complete, date, and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                        By Order of the Board of Directors,



                                        Roy Israel,
                                        Chairman
Great Neck, New York
October 27, 2000

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT; ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                             CLICKNSETTLE.COM, INC.
                               TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
PROXY STATEMENT...................................................................................................4

INFORMATION CONCERNING VOTE.......................................................................................4
        General...................................................................................................4
        Voting Rights and Outstanding Shares......................................................................4
        Revocability of Proxies...................................................................................4
        Voting Procedures.........................................................................................5

ELECTION OF THE BOARD OF DIRECTORS................................................................................5
        Director Nominees.........................................................................................5
        Committees of the Board of Directors and Meeting Attendees................................................6
        Executive Officers........................................................................................6

EXECUTIVE COMPENSATION AND OTHER INFORMATION......................................................................7
        Summary Compensation Table................................................................................7
        Directors' Compensation...................................................................................8
        Employment Contracts and Termination of Employment and Change In Control Arrangements.....................8

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION..........................................................10

APPOINTMENT OF INDEPENDENT ACCOUNTANTS...........................................................................11

AMEND THE AMENDED AND RESTATED 1996 INCENTIVE AND NONQUALIFIED STOCK OPTION
PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE
FOR GRANT........................................................................................................11

OTHER MATTERS ARISING AT THE ANNUAL MEETING......................................................................11

PRINCIPAL SHAREHOLDERS...........................................................................................12

INTERESTED PARTY TRANSACTIONS....................................................................................14

SHAREHOLDER PROPOSALS............................................................................................14

COST OF SOLICITATION OF PROXIES..................................................................................14

SECTION 16(a) REPORTING DELINQUENCIES............................................................................14

ANNUAL REPORT ON FORM 10-KSB.....................................................................................14


                             CLICKNSETTLE.COM, INC.
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021

                                 --------------

                                PROXY STATEMENT

                                 --------------

                       For Annual Meeting of Shareholders
                        to be Held on December 14, 2000

                                 --------------

Approximate Mailing Date of Proxy Statement and Form of Proxy: October 27, 2000.


                          INFORMATION CONCERNING VOTE

General

        This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of clickNsettle.com, Inc., a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held on Thursday, December 14, 2000 at 11:30 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at our principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

Voting Rights and Outstanding Shares

        Only shareholders of record at the close of business on October 27, 2000 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on October 11, 2000, 4,318,776 shares of our common stock, par value $.001 per share, were issued and outstanding. Each share of common stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

Revocability of Proxies

        A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of our company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by us prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted FOR the election as directors of the nominees named below under the caption "ELECTION OF DIRECTORS," FOR the ratification of the independent accountants and FOR the amendment to the Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan. In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the meeting and upon such other business matters or proposals as may properly come before the meeting that our Board of Directors does not know of in a reasonable time prior to this solicitation will be presented at the meeting.

Voting Procedures

        All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions, and broker non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

        Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting. In order to approve proposals 2 and 3, a majority of the votes cast must be voted affirmatively for such proposals.

                 PROPOSAL 1: ELECTION OF THE BOARD OF DIRECTORS

        The Board of Directors has nominated four (4) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting or until their successors have been duly elected and qualified. It is intended that each proxy received by us will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL THE DIRECTOR NOMINEES.

Director Nominees

        The following table sets forth certain information with respect to the nominees for directors:


                                                 Company Position                          Director of the
Name                                             and Offices Held                           Company Since
---------------------------  ---------------------------------------------------------  ---------------------
Roy Israel                   Chief Executive Officer, President and Chairman of the     February 1994
                             Board of Directors

Anthony J. Mercorella        Director                                                   February 1997

Ronald Katz                  Director                                                   February 1998

Frank J. Coyne               Director                                                   May 2000


        ROY ISRAEL, age 40, has been our Chairman of the Board of Directors, Chief Executive Officer, and President since February 1994. Immediately prior to holding such positions, Mr. Israel was President, Director, and founder of National Arbitration & Mediation, Inc. ("NA&M"), a wholly-owned subsidiary of the Company until merged with the Company in June 1999.

        ANTHONY J. MERCORELLA, Esq., age 73, is a senior partner of the law firm of Wilson, Elser, Moskowitz, Edelman & Dicker and has been a partner with such firm since 1984, which he joined upon his retirement as a Justice of the Supreme Court of the State of New York. Judge Mercorella also serves as a hearing officer for us.

        RONALD KATZ, age 43, is the managing partner of Rubin & Katz LLP, a certified public accounting firm and has been affiliated with such firm since December 1986. Mr. Katz is a certified public accountant and a member of the AICPA and the New York State Society of CPAs.

        FRANK J. COYNE, age 51, has been the President and Chief Executive Officer of Insurance Services Office, Inc. since July 2000. Prior thereto, he served as President and Chief Operating Officer of Insurance Services Office, Inc. from February 1999 through June 2000. From May 1998 through January 1999, Mr. Coyne was the Executive Vice President - Specialty and Risk Management Groups at Kemper Insurance Companies. From 1985 through 1998, he served in a variety of positions with General Accident Insurance and was elected its President and Chief Operating Officer in 1991.


Committees of the Board of Directors and Meeting Attendees

        The Board of Directors held five (5) meetings during fiscal year 2000.

        The Compensation Committee is authorized to review and make recommendations to our Board of Directors on all matters regarding the remuneration of our executive officers, including the administration of our compensation plans, other than our Stock Option Plan. The current member of this committee is Judge Mercorella. The Compensation Committee held one (1) meeting during fiscal year 2000.

        The Audit Committee is responsible for making recommendations to our Board of Directors as to the selection of our independent auditor, maintaining communication between our Board and the independent auditor, reviewing the annual audit report submitted by the independent auditor, and determining the nature and extent of issues, if any, presented by such audit warranting consideration by our Board. The current members of this committee are Mr. Katz and Mr. Coyne. The Audit Committee held one (1) meeting during fiscal year 2000.

        The Special Financing Committee was responsible for negotiating, finalizing and executing all proposed financing transactions. The current members of this committee are Mr. Israel and Mr. Katz. The Special Financing Committee held one (1) meeting during fiscal year 2000.

Executive Officers

        In addition to Mr. Israel, we have three additional executive officers:

        PATRICIA GIULIANI-RHEAUME, age 42, has been our Vice President, Chief Financial Officer, and Treasurer since February 1997. Immediately prior to holding such positions, Ms. Giuliani-Rheaume was the Vice President and Corporate Controller of The Robert Plan Corporation, an insurance services company, since April 1991. Prior thereto, Ms. Giuliani-Rheaume was an audit senior manager with KPMG Peat Marwick LLP. Ms. Giuliani-Rheaume is a certified public accountant and a member of the AICPA and the New York State Society of CPAs.

        ROBERT MACK, age 31, has been our Vice President of Business Development since June 2000 and was the Executive Vice President of clickNsettle.com, LLC, a wholly owned subsidiary of the Company, from September 1999 to June 2000. Immediately prior thereto, Mr. Mack held various positions at Ingersoll-Rand and/or its subsidiaries since 1993: Manager of Business Development from January 1999 to September 1999; Regional Manager, Asia/Pacific, from March 1996 to December 1998 and Senior Auditor from August 1993 to February 1996. Prior thereto, Mr. Mack was a senior accountant at KPMG Peat Marwick LLP. Mr. Mack is a certified public accountant.

        KATHLEEN O'DONNELL, age 36, has been our Vice President of Operations since October 2000. Prior to holding such position, Ms. O'Donnell was our Executive Vice President of Client Services since February 2000. Prior thereto, Ms. O'Donnell held various positions with us since 1994; Vice President, Marketing from February 1999 to February 2000; New York Regional Manager from March 1997 to February 1999; Team Leader from December 1995 to March 1997 and Account Executive from September 1994 to December 1995.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

        The following summarizes the aggregate compensation paid during fiscal year 2000 to our Chief Executive Officer and any officer who earned more than $100,000 in salary and bonus pursuant to their contracts (the "Named Persons"):


                                          Annual                      Long Term
                                       Compensation                  Compensation
                                       ------------                  ------------
                                                                      Securities
Name and                                               Other Annual   Underlying   All Other
Principal Position     Year    Salary     Bonus        Compensation   Options      Compensation
------------------     ----    ------     -----        ------------   ----------   ------------
Roy Israel,            2000   $254,755   $100,000      $ 17,618 (1)    90,000 (2)  $ 14,110 (3)
President, Chief
Executive Officer      1999   $239,417   $ 60,000      $ 18,064 (1)   210,000      $ 14,110 (3)
and Chairman of the
Board                  1998   $225,865   $ 25,000      $ 14,924 (1)    60,000      $ 14,110 (3)

Cynthia Sanders,       2000   $100,304       --            --          20,000 (2)  $  1,250 (3)
Vice President-Sales
Development and        1999   $105,197       --            --          52,600      $  2,500 (3)
Director(5)
                       1998   $ 96,271       --            --          35,000      $  2,500 (3)

Patricia               2000   $111,067       --            --          20,000 (2)  $  2,400 (3)
Giuliani-Rheaume,
Vice President, Chief  1999   $124,746       --            --          43,400      $  2,400 (3)
Financial Officer
and Treasurer          1998   $118,965       --            --          20,000      $  2,400 (3)

Robert Mack, Vice      2000   $ 80,769   $ 22,000      $ 38,914 (4)    75,000 (2)      --
President-Business
Development


(1) Such amount represents tax gross ups for Mr. Israel for medical, life and disability payments.
(2) Such figure is also reflected in the table for Options Granted in Last Fiscal Year.
(3) Such amount represents premium payments on life insurance policies for the named executive officer.
(4) Such amount represents a payment of $23,430 plus tax gross up to cover fees due to his former employer.
(5)     Ms. Sanders resigned her employment on July 21, 2000.


                                  Option Granted in Last Fiscal Year
                                  ----------------------------------

                        Number of Securities  Percent of Total Options   Exercise     Market Price
Name and                    Underlying        Granted to Employees in    or Base       on Date of
Principal Position        Options Granted          Fiscal Year           Price          Grant          Expiration Date
------------------      --------------------  ------------------------   --------     ------------     ---------------
Roy Israel,
President, Chief
Executive Officer and
Chariman of the Board           90,000                  18.5%               (1)         $ 5.125               (2)

Cynthia Sanders,
Vice President-
Sales
Development                     20,000                   4.1%             $ 5.125       $ 5.125            12/17/09

Patricia
Giuliani-Rheaume, Vice
President, Chief
Financial Officer
and Treasurer                   20,000                   4.1%             $ 5.125       $ 5.125            12/17/09

Robert Mack,
Vice President-
Business
Development                     75,000                  15.4%             $ 6.875       $ 6.875             8/17/07


(1) 72,300 options are exercisable at a price of $5.125 per share and 17,700 options at a price of $5.638 per share.
(2) The expiration date for 72,300 options is 12/17/09 and the expiration date for 17,700 options is 12/17/04.

Directors' Compensation

        Non-employee directors receive a fee of $250 for each meeting of the Board attended, a fee of $150 for each meeting of any committee of the Board attended and reimbursement of their actual expenses. In addition, pursuant to our Amended and Restated 1996 Stock Option Plan (the "Plan"), each non-employee director will be granted options to purchase 2,500 shares of our common stock per annum at an exercise price equal to the closing bid price of our common stock as reported by the Nasdaq SmallCap Market on the date of grant, which shall be the last trading date in June of each year.

Employment Contracts and Termination of Employment and Change In Control Arrangements

        Roy Israel. Mr. Israel's employment agreement with us expires June 30, 2002. Pursuant to this agreement, he currently receives an annual base salary of $267,979, an annual base salary increase equal to the greater of 6% or an amount which reflects the increase in the Urban Consumer Price Index, and an annual bonus at the discretion of our Board of Directors. In addition, the agreement provides, among other things, that we shall pay up to an aggregate of $15,000 per policy year for a key man life insurance policy in favor of us for $1,000,000 and life insurance in favor of the estate of Mr. Israel, a disability policy for coverage of 60% of his base salary, and an allowance for leasing an automobile (up to a monthly lease payment of $1,000.) If his duties are changed without his consent and such change results in Mr. Israel no longer being our most senior executive officer, then he is entitled to terminate the agreement and receive three times the amount of his then current base salary, payable over a one year period, and the maintenance of his benefits for a one year period or until the end of the term of the agreement, whichever is longer. In addition, if within two years of a change in control of the Company, as such term is defined in the agreement, Mr. Israel is terminated without cause or the agreement is terminated by Mr. Israel due to a change of duties, Mr. Israel shall receive a lump sum payment equal to three times the amount of his then current base salary, and the maintenance of his benefits for one year. The agreement also contains a one-year non-competition clause if the agreement is terminated for any reason or upon expiration.

        Patricia Giuliani-Rheaume. Ms. Giuliani-Rheaume's employment agreement with us currently expires December 31, 2000. It automatically renews for one-year terms unless terminated within 45 days of the end of an employment term by either party. Pursuant to this agreement, she currently receives an annual base salary of $135,000, is eligible for an annual bonus at the discretion of the Company's Chief Executive Officer, and received a one-time grant of options to purchase 40,000 shares of our common stock in 1997. In addition, the agreement provides, among other things, that we shall pay for a life insurance policy of $250,000, full family health insurance, and a $400 a month allowance for leasing an automobile. The agreement also contains a one-year non-competition clause if the agreement is terminated for any reason or upon expiration. If the agreement is terminated without cause, Ms. Giuliani-Rheaume shall receive a payment of severance of an amount equal to six months of the base salary in effect at such time.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        It is the duty of the Compensation Committee to develop, administer and review our compensation plans, programs, and policies; to monitor the performance and compensation of executive officers; and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

        Our compensation program is intended to motivate, retain and attract management, thus linking incentives to financial performance and creating enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to our success in achieving superior performance objectives.

        It is currently anticipated that the compensation program will consist of two components: (1) a base salary as set forth in each executive's employment agreement, and (2) the potential for an annual cash and/or stock option bonus equal to a percentage of the executive's base salary, depending upon the satisfaction of certain general performance criteria established by the Compensation Committee for each position and evaluated at the end of each fiscal year. The criteria may relate to overall Company performance, the individual executive's performance, or a combination of the two, depending upon the particular position at issue. The second component constitutes the "at risk" portion of the compensation program.

                                        The Compensation Committee
                                        --------------------------

                                        Honorable Anthony J. Mercorella

August 17, 2000

               PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        It is proposed that the shareholders ratify the appointment of Grant Thornton LLP ("Grant Thornton") as our independent accountants for fiscal year 2001. Grant Thornton has served as our independent accountants since March 4, 1997.

        Representatives of Grant Thornton, who audited our fiscal year 2000 financial statements, are expected to be present at the Annual Meeting with the opportunity to make a statement, if they so desire, and they are expected to be available to respond to appropriate questions. Approval by the shareholders of the appointment of independent accountants is not required, but the Board deems it desirable to submit the matter to the shareholders for ratification. If the majority of shareholders voting at the meeting should not approve the selection of Grant Thornton, the selection of independent accountants will be reconsidered by the Board of Directors.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION
                        OF THE INDEPENDENT ACCOUNTANTS.


        PROPOSAL NO. 3: TO AMEND OUR AMENDED AND RESTATED 1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT

        Our Board of Directors, on September 26, 2000, approved, subject to shareholder approval, an amendment to our Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan (the "1996 Stock Option Plan") to increase the number of shares of common stock authorized for issuance thereunder from 2,000,000 to 3,000,000 shares.

        The purpose of the 1996 Stock Option Plan is to encourage and enable key employees, including our officers and directors, consultants and advisors to us, and other persons or entities providing services to us to acquire a proprietary interest in us through the ownership of our common stock.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF AMENDING THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE.

                  OTHER MATTERS ARISING AT THE ANNUAL MEETING

        The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

                             PRINCIPAL SHAREHOLDERS

Security Ownership of Management

        The following table sets forth, as of October 11, 2000, certain information with respect to the beneficial ownership of each class of our voting equity securities by each director and director nominee, beneficial owners of 5% or more of our common stock, the Named Persons and all our directors and executive officers as a group:(1)

                                                 Amount and Nature of
          Name of Beneficial Owner(2)           Beneficial Ownership(3)           Percent of Total
----------------------------------------      ---------------------------       --------------------
Roy Israel(4)                                          1,517,639                       32.8%
President, Chief Executive Officer and
Chairman of the Board

Frank J. Coyne(5)                                        841,232                       18.7%
Director

Ronald Katz(6)                                            95,300                        2.2%
Director

Anthony J. Mercorella(7)                                   6,500                         *
Director

ISO Investment Holdings, Inc.(8)                         841,232                       18.7%

Joseph Stevens & Company, Inc.(9)                        253,600                        5.6%

M. D. Sabbah(10)                                         292,500                        6.8%

AMRO International S. A.(11)                             394,387                        8.4%

All Officers and Directors as a Group                  2,599,771                       52.3%
(7 persons)(4)(5)(6)(7)(12)


--------------
*       Less than one percent (1%).

(1) Applicable percentage of ownership is based on 4,318,776 shares of our common stock, which were outstanding on October 11, 2000, plus, for each person or group, any securities that person or group has the right to acquire within sixty (60) days pursuant to options, warrants and conversion of Series A Exchangeable Preferred Stock.

(2) The address for each individual is c/o clickNsettle.com, Inc., 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

(3) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3.

(4) Includes options to purchase 270,000 shares of our common stock and warrants to purchase 7,000 shares of our common stock, all of which have vested and are exercisable or will vest and become exercisable within 60 days. Also includes 61,903 shares owned by Mr. Israel's wife, Carla Israel, the Secretary of our company, and options to purchase 35,500 shares of our common stock which will vest and become exercisable within 60 days. Mr. Israel disclaims beneficial ownership as to such securites.

(5) Includes warrants to purchase 180,000 shares of our common stock which are currently exercisable. Such common shares and warrants are owned by ISO Investment Holdings, Inc. Mr. Coyne disclaims beneficial ownership of these securities.

(6) Includes warrants to purchase 7,500 shares of our common stock, which are currently exercisable, and options to purchase 6,000 shares of our common stock, which are vested and exercisable.

(7) Includes warrants to purchase 1,000 shares of our common stock, which are currently exercisable, and options to purchase 5,500 shares of our common stock, which are vested and exercisable.

(8) Includes warrants to purchase 180,000 shares of our common stock which are currently exercisable.

(9) 2,500 shares and 6,100 warrants are held in Joseph Stevens & Company, Inc.'s market making account. This information was taken from Form 13G as filed by Joseph Stevens & Company, Inc. on February 10, 2000 as well as other information known to the Company. On such form, Joseph Stevens & Company, Inc. listed Joseph Sorbara and Steven Markowitz as controlling shareholders and directors of Joseph Stevens & Company, Inc., and therefore, as beneficial owners of these same shares and warrants.

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

(10) This information was taken from an Amendment to Form 13D filed by M. D. Sabbah dated May 16, 2000.

(11) Includes warrants to purchase 25,966 shares of our common stock, which are currently exercisable. Assumes that AMRO International S.A.'s $875,000 investment in Series A Exchangeable Preferred Stock was converted into common stock as of October 11, 2000 at an exchange rate of $2.375 per share.

(12) Includes (i) options to purchase 103,400 shares of our common stock held by Patricia Giuliani-Rheaume, the Chief Financial Officer and Treasurer of our company, which have vested or shall vest and become exercisable within 60 days from the date hereof; (ii) options to purchase 25,000 shares of our common stock, 400 warrants to purchase 400 shares of our common stock, both of which are currently exercisable, and 300 shares of our common stock held by Robert Mack, Vice President of Business Development; and (iii) options to purchase 10,000 shares of our common stock held by Kathleen O'Donnell, Vice President of Operations.

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

                         INTERESTED PARTY TRANSACTIONS

        Since our inception, there have not been any material transactions between us and any of our officers and directors, except as set forth herein and no additional transactions are currently contemplated.

        On March 25, 1998, we announced our intention to acquire, in open market transactions, up to 300,000 shares of our common stock. On March 25, 1999, we extended the plan by an additional 300,000 shares of our common stock. Purchases, if any, are to be made from time to time at prevailing market prices though March 25, 2001. Purchases may be discontinued at any time with or without purchasing any or all of the 600,000 shares. As of October 11, 2000, we have not acquired any such shares of our common stock.

                             SHAREHOLDER PROPOSALS

        A shareholder who wishes to present a proposal for action at our 2001 Annual Meeting of Shareholders must submit such proposal to us, and such proposal must be received by us, no earlier than July 20, 2001 and no later than September 20, 2001.

                        COST OF SOLICITATION OF PROXIES

        The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of our Board of Directors. The cost of such solicitation will be paid by us. Such cost includes the preparation, printing, and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report, and form of proxy. The solicitation will be conducted principally by mail, although our directors, officers, and employees (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and we may reimburse such persons for their reasonable expenses in so doing.

                     SECTION 16(a) REPORTING DELINQUENCIES

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities, to file with the U.S. Securities and Exchange Commission (the "SEC") and the Nasdaq SmallCap Market reports of ownership and changes in ownership of our common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that, during fiscal year 2000, all filing requirements applicable to our executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

                          ANNUAL REPORT ON FORM 10-KSB

        We are providing the Form 10-KSB as part of our Annual Report to each person whose proxy is solicited. We do not undertake to furnish without charge copies of all exhibits to our Form 10-KSB, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Patricia Giuliani-Rheaume, Chief Financial Officer, clickNsettle.com, Inc., 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021. Each such request must set forth a good faith representation that, as of October 27, 2000, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. We incorporate herein the Annual Report by reference.

                                        By Order of the Board of Directors,



                                        Roy Israel
                                        Chairman

Great Neck, New York
October 27, 2000


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